UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest reported event): September 12, 2008

Commission File No. 001-33399

COMVERGE, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	22-3543611
(State or other jurisdiction of Incorporation or organization)	(I.R.S. Employer Identification No.)

120 Eagle Rock Avenue, Suite 190

East Hanover, New Jersey 07936

(Address of principal executive offices) (zip code)

Registrant's telephone number, including area code: (973) 884-5970

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On September 12, 2008, Comverge, Inc., through its subsidiary, Alternative Energy Resources, Inc. ("Company"), entered into a 15-year agreement with Arizona Public Service ("APS") to provide on-demand load-reduction services (the "Agreement"). The Agreement remains subject to regulatory approval. Pursuant to the terms of the Agreement, the Company will set up a program that will allow APS to reduce the amount of electricity that is required by certain of its commercial and industrial customers at peak demand times. The program will allow APS to mitigate the need to acquire up to 125 megawatts of electricity during the summer periods. The Agreement includes provisions related to Comverge providing capacity through end use commercial and industrial customers of all sizes, security and performance guarantees, indemnification obligations, and customer satisfaction.

A copy of the Agreement will be included in a subsequent filing.

Item 7.01 Regulation FD Disclosures

On September 16, 2008, the Company issued a press release announcing that its subsidiary, Alternative Energy Resources, Inc., has entered into a 15-year contract with APS to provide on-demand, load-reduction services. The press release is furnished hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Other Exhibits
Exhibit No.	Description
99.1	Press release, dated September 16, 2008 (furnished herewith).

CAUTION REGARDING FORWARD-LOOKING STATEMENTS

This Current Report on Form 8-K, including the exhibit hereto, contains forward-looking statements that are made pursuant to the safe harbor provisions of Section 21E of the Securities Exchange Act of 1934. The forward-looking statements in Current Report on Form 8-K are not historical facts, do not constitute guarantees of future performance and are based on numerous assumptions which, while believed to be reasonable, may not prove to be accurate. These forward looking statements include the amount of projected revenue and megawatts that will be generated pursuant to the Agreement, projected regulatory approval and certain assumptions upon which such forward-looking statements are based. The forward-looking statements in this release do not constitute guarantees of future performance and involve a number of factors that could cause actual results to differ materially, including risks associated with Comverge's business involving its products, the development and distribution of Comverge's products and related services, economic and competitive factors, Comverge's key strategic relationships, changes in regulations affecting Comverge's business and other risks more fully described in Comverge's most recently filed Quarterly Report on Form 10-Q and Annual Report on Form 10-K. Comverge assumes no obligation to update any forward-looking information contained in this Current Report or with respect to the announcements described herein.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

COMVERGE, INC.

By: /s/ Michael Picchi

Name: Michael Picchi

Title: Chief Financial Officer

Dated: September 16, 2008

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

99.1 Press release, dated September 16, 2008 (furnished herewith).

EXHIBIT 99.1

FOR IMMEDIATE RELEASE

Comverge Signs 15 Year C&I Contract with Arizona Public Service

To Utilize Demand Response Technology

EAST HANOVER, N.J. - September 16, 2008 - Comverge, Inc. (NASDAQ: COMV) a leading provider of clean energy solutions announced today that it has entered into a 15-year contract with Arizona Public Service (APS) to provide on-demand, load reduction services. The contract represents potential revenues in excess of $100 million over the term of the agreement.

Services will begin in 2010, pending regulatory approval.

Through its Virtual Peaking Capacity(R) (VPC) services, Comverge is setting up a program that will allow APS to immediately reduce the amount of electricity that is required by certain commercial and industrial customers at peak demand times. By doing so, APS will have less of a need to procure additional capacity during times of peak-demand for electricity. All size commercial and industrial customers are eligible to participate.

The program will allow APS to mitigate the need to acquire up to an additional 125 megawatts of electricity during the summer period.

"APS is demonstrating to Arizona customers its leadership position in the nation for deploying clean energy technology. We are proud to partner with APS on this major demand response program to make it a reality," said Robert M. Chiste, Chairman, President and CEO. "Our commercial and industrial programs are some of the most efficient available in the market, and the program for APS is designed to provide a cost-effective and environmentally responsible solution to peaking and emergency energy situations. This VPC program will be one of the largest of its kind in the country and continues to demonstrate Comverge's leadership position in the clean energy sector, utilizing demand management programs."

About Comverge
Comverge is a leading provider of clean energy solutions that improve grid reliability and supply electric capacity on a more cost effective basis than conventional alternatives by reducing base load and peak load energy consumption. For more information, visit www.comverge.com. Virtual Peaking Capacity is a Registered Trademark of Comverge, Inc.

For Comverge Investors: This release contains forward-looking statements that are made pursuant to the safe harbor provisions of Section 21E of the Securities Exchange Act of 1934. The forward looking statements in this release are not and do not constitute historical facts, do not constitute guarantees of future performance and are based on numerous assumptions which, while believed to be reasonable, may not prove to be accurate. These forward looking statements include projected megawatt build-out, regulatory approval, projected revenues, and certain assumptions upon which such forward-looking statements are based. The forward-looking statements in this release do not constitute guarantees of future performance and involve a number of factors that could cause actual results to differ materially, including risks associated with Comverge's business involving our products, the development and distribution of our products and related services, economic and competitive factors, our key strategic relationships, and other risks more fully described in our most recently filed Quarterly Report on Form 10-Q and Annual Report on Form 10-K. Comverge assumes no obligation to update any forward-looking information contained in this press release or with respect to the announcements described herein.

For Additional Information

Michael Picchi

Executive Vice President and CFO

770-696-7660

invest@comverge.com

Chris Neff

Director of Marketing

Comverge, Inc.

973-947-6064

cneff@comverge.com